UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2021

MILESTONE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Québec	001-38899	Not applicable
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Dr. Frederik-Philips Boulevard, Suite 420
Montréal, Québec CA	H4M 2X6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 336-0444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MIST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On March 29, 2021, Milestone Pharmaceuticals Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K (the “Form 10-K”), which includes, at Item 8 thereof, its audited consolidated financial statements for the year ended December 31, 2020, and the report thereon of its Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (“PwC”), dated March 29, 2021.

Exhibit 99.1 to this Current Report on Form 8-K also includes the Company’s audited consolidated financial statements for the year ended December 31, 2020, and the report of PwC thereon. The sole difference between Exhibit 99.1 to this Current Report on Form 8-K and Item 8 to the Form 10-K is the inclusion in the audit report set forth in Exhibit 99.1 hereto of the Quebec professional permit number of the lead audit partner of PwC, which was intentionally omitted from the Report of Independent Registered Public Accounting Firm as included in the Form 10-K. The Company is furnishing this Current Report on Form 8-K in order to comply with the Quebec professional license requirements regulating chartered professional accountants of the Province of Quebec, Canada, as applicable to PwC.

The information contained in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On March 29, 2021, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2020 and providing a clinical and corporate update. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Milestone Pharmaceuticals Inc.’s consolidated audited annual financial statements for the financial year ended December 31, 2020 and the Report of Independent Registered Public Accounting Firm thereon.

99.2	Press Release dated March 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE PHARMACEUTICALS INC.

By:	/s/ Amit Hasija
Amit Hasija
Chief Financial Officer

Dated: March 29, 2021